SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 16, 2003

                            THE MIDDLEBY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                           Commission File No. 1-9973


                   Delaware                        36-3352497
      (State or Other Jurisdiction of       (I.R.S. Employer Identification No.)
               Incorporation
               or Organization)

    1400 Toastmaster Drive, Elgin, Illinois                  60120
   (Address of Principal Executive Offices)                (Zip Code)


Registrant's Telephone No., including Area Code          (847) 741-3300




Item 5. Other Events

On May 16, 2003, The Middleby Corporation issued a press release announcing management changes. The press release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits


       (c)   Exhibits.


             99.1  Press release dated May 16, 2003 of The Middleby Corporation.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       THE MIDDLEBY CORPORATION
                                       ----------------------------
                                             (Registrant)
Date May 16, 2003

                                       By:  /s/ David B. Baker
                                              ----------------------------
                                              David B. Baker
                                              Vice President,
                                              Chief Administrative Officer
                                              and Secretary



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